UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 23, 2003
Date of Report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road
Carlsbad, CA 92008-7328
(Address of Principal Executive Offices)

(760) 931-1771
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 23, 2003, Callaway Golf Company issued a press release captioned “Bankruptcy Court Approves Initial Bid by Callaway Golf to Buy Top-Flite Assets; Schedule Set for Other Bids and Sale.” A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated July 23, 2003, captioned “Bankruptcy Court Approves Initial Bid by Callaway Golf to Buy Top-Flite Assets; Schedule Set for Other Bids and Sale.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	CALLAWAY GOLF COMPANY

	By:	/s/ Bradley J. Holiday

Bradley J. Holiday
Executive Vice President
and Chief Financial Officer

Exhibit Index

99.1	Press release, dated July 23, 2003, captioned “Bankruptcy Court Approves Initial Bid by Callaway Golf to Buy Top-Flite Assets; Schedule Set for Other Bids and Sale.”